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                                                                EXHIBIT 23.2




                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation in this Registration Statement of CNBC Bancorp on Amendment 1 to Form SB-2 of our report dated February 5, 1999, on the 1998 and 1997 consolidated financial statements of CNBC Bancorp appearing in this Registration Statement. We also consent to the reference to our firm under the heading "Experts" in the prospectus, which is part of the Registration Statement.


                                                Crowe, Chizek and Company LLP


Columbus, Ohio
February 19, 1999